Exhibit 99.1

BurgerFi Provides Fiscal Year 2023 Business Update

Sets Initial Business Outlook for Fiscal Year 2024

Focused on Five Key Strategic Initiatives

FORT LAUDERDALE, FL – January 8, 2024 (GLOBE NEWSWIRE) – BurgerFi International, Inc. (NASDAQ: BFI, BFIIW) (“BurgerFi” or the “Company”), owner of the high-quality, casual dining pizza brand under the name Anthony’s Coal Fired Pizza & Wings (“Anthony’s”) and one of the nation’s leading fast-casual “better burger” dining concepts through the BurgerFi brand, today reported preliminary results for the fiscal year 2023 which ended on January 1, 2024. The Company also set its initial business outlook for fiscal year 2024 as it focuses on five key strategic initiatives.

Management Commentary

Carl Bachmann, Chief Executive Officer of BurgerFi stated, “Since joining the Company in July, I have been working diligently to fix the foundations of both brands, to ensure the next best turnaround story in the restaurant space, is a success. Both these founder brands (Anthony’s and BurgerFi) are what attracted me to this opportunity and despite some near-term challenges, my view of the brands and the opportunity hasn’t changed. Leveraging my prior experience in turnaround situations at burger and pizza concepts, we have implemented five key strategic priorities that should drive long-term, profitable growth. Notably, we have begun to see early leading indicators that these efforts are already taking hold. Across both brands, we continue to see a decrease in hourly and management turnover, coupled with an increase in consumer satisfaction scores and faster ticket times. We also introduced new menu items at BurgerFi and Anthony’s and the feedback has been resounding.”

Bachmann continued, “In December, we celebrated the grand opening of our first-ever co-branded BurgerFi and Anthony’s restaurant in Kissimmee, Florida. This location, which includes the inaugural Anthony’s franchise agreement, is part of a three-unit deal with a new franchisee, NDM Hospitality. We also expanded our footprint through a nontraditional venue with the opening of a BurgerFi within Apple Cinemas in Rochester, New York. This new growth channel helps increase our visibility and brand awareness, and we will look to open additional nontraditional locations in the future. Finally, later this month, BurgerFi will return to New York City with the grand reopening of our flagship, company-owned, BurgerFi restaurant and Better Burger Lab.”

Christopher Jones, Chief Financial Officer of BurgerFi, noted, “We have started to see early signs of improvement across the business. During the fourth quarter we saw encouraging trends, despite the larger headwinds that the industry has experienced in Southern Florida, with strong performance from the Anthony’s brand during the holidays, including a positive sequential improvement in sales and traffic in 4Q23 vs 3Q23. Performance continues to be volatile at BurgerFi, though followed a similar positive trend with sequential improvement in traffic and comp store sales at both company and franchise locations.”

“Looking forward, we expect the BurgerFi concept to generate positive same store sales and EBITDA in the second half of 2024 and for Anthony’s to deliver positive same-store sales and EBITDA throughout 2024. We are also in discussions with several interested parties for a multi-unit Anthony’s franchise deal.”

Exhibit 99.1

Preliminary Outcomes for the Fourth Quarter 2023 are as Follows*:

•Total revenue of approximately $42 million;
•Consolidated systemwide restaurant sales of approximately $65 million;
•Corporate-owned same-store sales decreased 3% at Anthony’s;
•Systemwide same-store sales decreased 9% at BurgerFi.

Preliminary Outcomes for the Fiscal Year 2023 are as Follows*:

•Total store revenue of approximately $170 million;
•Systemwide restaurant sales of approximately $275 million;
•Corporate-owned same-store sales decreased 1% at Anthony’s;
•Systemwide same-store sales decreased 7% at BurgerFi.
•No update to our previously communicated Adjusted EBITDA1 guidance of $6-8 million or capital expenditures of approximately $2 million.

*The fourth quarter and fiscal year 2023 reporting periods for BurgerFi changed to a quarter 4-4-5 calendar with a 52-53 week fiscal year ending on the Monday nearest December 31 of each year to improve the alignment of financial and business processes following the acquisition of Anthony’s. We have adjusted for differences arising from the different fiscal-period ends for the quarter and fiscal year 2023 when comparing to 2022.

Restaurant Development

As of January 2, 2024, the Company operated and franchised 168 total restaurants of which 108 were BurgerFi (28 corporate-owned and 80 franchised) and 60 were Anthony’s (59 corporate-owned and 1 franchised). During the fourth quarter 2023, the Company acquired two locations from franchisees and opened an additional 3 BurgerFi locations, including a BurgerFi inside Apple Cinemas in Rochester and the first dual-brand franchise location. In January 2024, the Company will reopen a flagship, company-owned, BurgerFi in New York City with the unveiling of its Better Burger Lab experience.

Key Strategic Initiatives

During fiscal year 2024, the Company will continue executing its five key strategic initiatives, which are positioning BurgerFi for sustained long-term, profitable growth.
1.Infrastructure
•Decrease turnover at both brands and significantly reduce the training labor needed at the restaurant level;
•Achieve higher consumer satisfaction scores as well as faster throughput and ticket times; and
•Upgrade the POS system across both brands so they are on one system to allow for better inventory control.
2.Taste and Quality
•Added new menu items at both brands; and
•Rightsized the menu at BurgerFi, removing less popular and process intense items.
3.Gold Standards
•Pride in product, process and facility and creates Brand Promises;
•Listening to employee and guest feedback; and
•Removed the AI-phone answering bot at Anthony’s.
4.Telling the World About Our Brands
•Being intentional with marketing efforts; and
•Focusing on driving digital engagement and the rewards programs.

Exhibit 99.1
5.Defining the Portfolio
•Closely reviewing existing portfolio and pipeline;
•Closing underperforming units; and
•Focusing growth on infilling the eastern seaboard within existing markets, where there is already strong brand awareness.

Preliminary Fiscal Year 2024 Outlook
•Total revenue of approximately $170-$180 million;
•Reopened flagship, company-owned, BurgerFi in New York City;
•10-15 new franchised restaurant openings including 1 new Anthony’s;
•Continued improvement in COG’s driven by increased adoption of inventory management at both brands

ICR Conference Fireside Chat Discussion

As previously communicated, Carl Bachmann, Chief Executive Officer, and Christopher Jones, Chief Financial Officer, will be hosting a fireside chat on Tuesday, January 9, 2024, at 10:30 am ET at the 26th Annual ICR Conference. The fireside chat will be webcast live and available for replay on the Company’s Investor Relations website at ir.burgerfi.com under ‘News & Events.’

Key Metrics Definitions

The following definitions apply to the terms listed below:

“Systemwide Restaurant Sales” is presented as informational data in order to understand the aggregation of Franchise Restaurant Sales and Corporate-Owned Restaurant Sales performance. Systemwide Restaurant Sales growth refers to the percentage change in sales at all franchised restaurants and corporate-owned restaurants in one period from the same period in the prior year. Systemwide Restaurant Same-Store Sales growth refers to the percentage change in sales at all franchised restaurants and corporate-owned restaurants after 14 months of operations. See definition below for “Same-Store Sales”.

“Corporate-Owned Restaurant Sales” represent the sales generated only by corporate-owned restaurants. Corporate-Owned Restaurant Sales growth refers to the percentage change in sales at all corporate-owned restaurants in one period from the same period in the prior year. Corporate-Owned Restaurant Same-Store Sales growth refers to the percentage change in sales at all corporate-owned restaurants after 14 months of operations. These measures highlight the performance of existing corporate-owned restaurants.

“Franchise Restaurant Sales” represent the sales generated only by franchisee-owned restaurants and are not recorded as revenue, however, the royalties based on a percentage of these franchise restaurant sales are recorded as revenue. Franchise Restaurant Sales growth refers to the percentage change in sales at all franchised restaurants in one period from the same period in the prior year. Franchise Restaurant Same-Store Sales growth refers to the percentage change in sales at all franchised restaurants after 14 months of operations. These measures highlight the performance of existing franchised restaurants.

“Same-Store Sales” is used to evaluate the performance of our store base, which excludes the impact of new stores and closed stores, in both periods under comparison. We include a restaurant in the calculation of Same-Store Sales after 14 months of operations. A restaurant which is temporarily closed, is included in the Same-Store Sales computation. A restaurant which is closed permanently, such as upon termination of the lease, or other permanent closure, is immediately removed from the Same-Store Sales computation. Our calculation of Same-Store Sales may not be comparable to others in the industry.

Exhibit 99.1

“Adjusted EBITDA,” a non-GAAP measure, is defined as net loss before goodwill impairment, lease termination recovery, employee retention credits, share-based compensation expense, depreciation and amortization expense, interest expense (which includes accretion on the value of preferred stock and interest accretion on the related party note), restructuring costs, merger, acquisition and integration costs, legal settlements, net of gains, store closure costs, loss (gain) on change in value of warrant liability, pre-opening costs, (gain) loss on sale of assets and income tax expense (benefit).

Unless otherwise stated, Systemwide Restaurant Sales, Systemwide Sales growth, and Same-Store Sales are presented on a systemwide basis, which means they include franchise restaurants and company-owned restaurants. Franchise restaurant sales represent sales at all franchise restaurants and are revenues to our franchisees. We do not record franchise sales as revenues; however, our royalty revenues and brand royalty revenues are calculated based on a percentage of franchise sales.

About BurgerFi International (Nasdaq: BFI, BFIIW)

BurgerFi International, Inc. is a leading multi-brand restaurant company that develops, markets, and acquires fast-casual and premium-casual dining restaurant concepts around the world, including corporate-owned stores and franchises. BurgerFi International is the owner and franchisor of the two following brands with a combined 168 locations.

Anthony’s. Anthony’s is a premium pizza and wing brand with 60 restaurants (59 corporate-owned casual restaurant locations and 1 dual brand franchise location), as of January 1, 2024. Known for serving fresh, never frozen and quality ingredients, Anthony’s is centered around a 900-degree coal-fired oven with menu offerings including “well-done” pizza, coal-fired chicken wings, homemade meatballs, and a variety of handcrafted sandwiches and salads. Anthony’s was named “The Best Pizza Chain in America” by USA Today's Great American Bites and “Top 3 Best Major Pizza Chain” by Mashed in 2021. To learn more about Anthony’s, please visit www.acfp.com.

BurgerFi. BurgerFi is among the nation’s fast-casual better burger concepts with 108 BurgerFi restaurants (80 franchised and 28 corporate-owned) as of January 1, 2024. BurgerFi is chef-founded and committed to serving fresh, all-natural and quality food at all locations, online and via first-party and third-party deliveries. BurgerFi uses 100% American Angus Beef with no steroids, antibiotics, growth hormones, chemicals or additives. BurgerFi's menu also includes high-quality Wagyu Beef Blend Burgers, Antibiotic and Cage-Free Chicken offerings, Hand-Cut Sides, and Frozen Custard Shakes. BurgerFi was named "The Very Best Burger" at the 2023 edition of the nationally acclaimed SOBE Wine and Food Festival and “Best Fast Food Burger” in USA Today’s 10Best 2023 Readers’ Choice Awards for its BBQ Rodeo Burger, "Best Fast Casual Restaurant" in USA Today's 10Best 2023 Readers' Choice Awards for the third consecutive year, QSR Magazine's Breakout Brand of 2020 and Fast Casual's 2021 #1 Brand of the Year. In 2021, Consumer Reports awarded BurgerFi an “A Grade Angus Beef” rating for the third consecutive year. To learn more about BurgerFi or to find a full list of locations, please visit www.burgerfi.com. BurgerFi® is a Registered Trademark of BurgerFi IP, LLC, a wholly-owned subsidiary of BurgerFi.

About Non-GAAP Projected Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the measure Adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use this non-GAAP financial measure for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that this non-GAAP financial measure provides meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results. We believe that both management and investors benefit from referring to this non-GAAP financial measure in assessing our performance and when planning, forecasting, and analyzing future periods. This non-GAAP

Exhibit 99.1
financial measure also facilitates management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe this non-GAAP financial measure is useful to investors both because (1) it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) it is used by our institutional investors and the analyst community to help them analyze the health of our business.

There are a number of limitations related to the use of this non-GAAP financial measure. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from this non-GAAP financial measure and evaluating this non-GAAP financial measure together with its relevant financial measures in accordance with GAAP.

A reconciliation of Adjusted EBITDA guidance is not being provided due to the nature of this forward-looking non-GAAP measure containing certain elements that are impractical to predict given their market-based nature, such as share-based compensation expense and gain and losses on change in value of warrant liabilities, without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information, nor can we accurately predict all of the components of the applicable non-GAAP financial measure and reconciling adjustments thereto; accordingly, guidance for the corresponding GAAP measure may be materially different than guidance for the non-GAAP measure. Such forward looking information is also subject to uncertainty and various risks, and there can be no assurance that any forecasted results or conditions will actually be achieved.

Forward-Looking Statements

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to BurgerFi's estimates of its future business outlook, liquidity, prospects or financial results, long-term opportunities, executing on growth and improvement strategies, new franchise opportunities, increased revenue, liquidity, improved operating margins in both brands, improved labor trends, seasonality trends, product improvements, including new products and services, expected customer acceptance, improved operating efficiencies, store opening plans, and expectations regarding adjusted EBITDA in 2023 and EBITDA in 2024, as well as statements set forth under the section titled “Preliminary Fiscal Year 2024 Outlook” above. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended January 2, 2023, and those discussed in other documents we file with the Securities and Exchange Commission, including our ability to continue to access liquidity from our credit agreement and remain compliant with financial covenants therein, as well as to successfully realize the expected benefits of the acquisition of Anthony’s or any other factors. All subsequent written and oral forward-looking statements attributable to BurgerFi or persons acting on BurgerFi’s behalf are expressly qualified in their entirety by the cautionary statements included in this press release. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Investor Relations:
ICR

Michelle Michalski
IR-BFI@icrinc.com
646-277-1224

Company Contact:
BurgerFi International Inc.

Exhibit 99.1
IR@burgerfi.com
Media Relations Contact:
Ink Link Marketing
Kim Miller
Kmiller@inklinkmarketing.com